Exhibit 99.1

Investor Presentation NASDAQ: PRTS September 2015

Safe Harbor 2 This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, potential market opportunities and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the U.S. Auto Parts Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in the Appendix to this presentation.

3 A Value Leader in Aftermarket Auto Parts US Auto Parts is the largest pure-play internet retailer of aftermarket auto parts We operate online sites, marketplaces and wholesale channels focused on the do-it-yourself (DIY) customer Offer over 1 million SKUs of high quality private label and branded products Reach approximately 10 million online customers per month through well- established brands (JC Whitney 100-Year Anniversary) Company Overview

Online DIY to reach 17% of total DIY market by 2018 4 Online Market is Vibrant & Growing DIY Online Penetration Mean Light Vehicle age Source: R.L. Polk and BB&TCM Source: Booz & Co. Average Age of Light Vehicles on the Road Continues to Increase 1 2014 is estimated by IHS 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2012 2013 2014 2015 2016 2017 2018 8.9 8.9 9.6 9.7 9.8 9.8 9.9 10.0 10.1 10.3 10.6 10.9 11.1 11.3 11.4 0 2 4 6 8 10 12 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

5 At Only 11% of Total DIY Auto Parts Sales, Online DIY Sales Represents a Strong Growth Opportunity 1 Digital Auto Care fact book estimates 2 Estimates by US Auto Parts where amounts are not publicly reported 3 Only includes estimated mail delivered business – does not include store pick ups 4 Excludes AutoAnything which is wholly owned by AutoZone Do it Yourself (DIY) Market Size Company 2014 Est. Rev2 % of total Marketplaces (in million) eBay Motors $2,560 46.1% Amazon $720 13.0% Sub Total $3,280 59.1% Wholesale Online Tire Rack (online) $530 9.6% Other Tire Companies $230 4.1% Sub Total $760 13.7% Pure Play US Auto Parts $280 5.0% Rock Auto $260 4.7% Summit $200 3.6% Auto Anything (AutoZone) $140 2.5% JEGS $80 1.4% CarID $70 1.3% All Other Pure Play $180 3.2% Sub Total $1,210 21.8% Brick & Mortar Retailers3 AutoZone (w/o AA)4 $140 2.5% Advance $90 1.6% Pep $40 0.7% O'Reilly $20 0.4% NAPA $10 0.2% Sub Total $300 5.4% Total $5,550 100.0% $49B Total DIY Market1 $5.5B 11% $43.5B 89%

Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5 Online* 4.6 5.5 6.6 8.0 9.5 11.5 Total** $47.2 $49.0 $50.8 $52.8 $54.8 $57.0 % Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1% 6 Do it Yourself (DIY) Projections Industry Growth to be Driven by Online Sales * Projections for online industry based upon estimates of Company management derived from Booz and Co. data **Projections obtained from 2015 Digital Auto Care fact book DIY Projected Revenue (in Billions) 0.0 0.5 1.0 1.5 2.0 2.5 2013 2014 2015 2016 2017 2018 Revenue Increase (in Billions) DIY Projected Y/Y Revenue Growth Offline Online Total

Our Value Position 7 Improving Financial Performance Large and Growing Online Market Expansive Customer Reach Significant Private Label Offering Experienced Leadership Team

US Auto Parts has Dominant Reach 8 Monthly Visitors (thousands) Competitor sites’ traffic based on Compete June 2015 reports Auto Anything Customer Reach is a Competitive Moat Over 500 man years of hand written unique content Long domain history to help indexing in search Multiple website management

Broad Auto Parts Product Offering

US AUTOPARTS

US Auto Parts has one of the largest product offerings – over 1 million products across collision parts, engine parts, and performance & accessories

Collision Parts


Lamps
Mirrors
Bumpers
Hoods
Tailgates
Doors
Grills
Wheels
Window Regulators

Engine Parts


Brake Discs
Catalytic Converters
Radiators
Headers
Oxygen Sensors
Alternators
Exhaust
Driveshaft
Fuel Injection / Delivery

Performance & Accessories


Seat Covers
Car Covers
Floor Mats / Carpeting
Cold Air Intakes
Vent Visors
Tonneau Covers
Nerf Bars
Bug Shields
Car Bras

	Collision Parts	Engine Parts	Performance & Accessories
Approximate Revenue	**50%**	**25%**	**25%**

9

USAP’s ability to competitively price products while maintaining healthy margins is a function of leveraging its robust private label supply chain: Currently over 45,000 Private Label Products. Expected to add 5,000 – 7,000 Private Label SKUs this year The Company sources product directly from over 200+ factories in Asia 10 Approximate Margin % In-Stock Private Label (Asia Sourced) Branded (U.S. Sourced) 30% - 60% 15% - 30% 5% - 20% Drop Shipped Current TTM Mix 60% 40% Current TTM Mix 68% 32% The Breadth of our Private Label Products Provides Significant Competitive Advantage Supply Chain Creates Pricing Advantage 2015 Expected 60% 40%

11 Product Sales Mix US Auto Parts has transitioned to a higher mix of Private Label products to be a low cost value leader with high quality products in the marketplace

12 Two year stacked comp3 3 Consecutive Quarters of Double Digit Comps on a two year stack basis 1 Includes an extra week – would have been 12% on a normalized basis 2 Comp based on our new same “store” comp policy and excludes channel segments that are no longer operating 3“Two-year stacked basis” is computed by adding the sales growth of the period referenced and that of the same fiscal period ended twelve months prior 1 2 13.0% 16.2% 14.5%

13 Traffic & Conversion Growth Consolidated websites and turned off about $80mm of revenue Increased competition created pricing pressure in the market 2010 2013 2012 2011 2010 2009 2008 2014 2015 2015 2012 2013 2014 2009 2011 2008 2007 2007

14 Q2 YTD Financial Performance (excluding AutoMD beginning in Q4-14) Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $0.7M, $1.0M and $1.1M for 6 months Q2-13, 6 months Q2-14 and Q2-15 YTD, respectively and restructuring costs and other one time charges of $0.7M and $1.1 for 6 months Q2-13 and 6 months Q2-14, respectively.

15 Incremental Flow Thru Growth & Profitability

16 Strategies for Increasing Customer Life Time Value The 2015 Strategy is to Increase Customer Life Time Value Gross Profit per Transaction Average Order Size Repeat Purchase Conversion Increased Traffic Efficient sourcing strategy Private label sourcing Price optimization Efficient operations Sell the job Cross-sell Warranty options Easy to do business Improved service levels Reduced returns Reduced no-fills Easy to find Product Speed of website In-stock rate Quality of data Relevant SKUs We anticipate increasing traffic will be directly related to our ability to improve our strategic objectives allowing for more available dollars to spend on marketing. = We believe increased customer LTV will result in a greater mix of traffic from both direct-to- website and paid channels, resulting in less dependence and impact from organic search

17 AutoMD – Repair Lead-Generation Site Overview Repair lead generation site addresses the DIFM market Recent Strategic Investment $12.5M pre-money valuation Raised $7.0M in capital Fed Mogul: $3.0M Cox Automotive: $2.0M Insiders: $2.0M Post-funding valuation of $19.5M USAP controls 64% of business Currently ~2,800 shops on the program 2015 Goal = 3,250 – 4,500.

18 Key Takeaways US Auto Parts A leading e-Commerce company Growing with positive FCF $5B industry expected to double in next 5-7 years Two significant competitive advantages Our customer reach is approximately 10 million visitors monthly Our supply chain sources over 45,000 Private Label products Experienced management team with a mix of e-commerce and automotive expertise

19 APPENDIX

Company History

US AUTOPARTS


1995
2000
2005
2006
2007
2008
2010
2011
2013
2014
2015
USAP founded to serve local collision shops in Los Angeles
Launched first internet site selling automotive Collision Line
PARTS TRAIN
Acquires PartsBin
Adds Engine Line
AUTO PARTS WAREHOUSE
Launches a network of sites catered to various consumer segments
IPO (NASDAQ: PRTS)
Company begins significantly expanding its private label engine line
Launches AutoMD / Acquires JC Whitney
Adds Accessories Line
AutoMD
Shifting the Power to You
JC Whitney
JC Whitney completely integrated
Launched AutoMD IQ / Consolidated websites to focus on Flagship sites
Spun off 36% of AutoMD / Achieved double digit sales growth & positive FCF
Investing in LTV and GMROI / JC Whitney turns 100 years old

20

21 Shane Evangelist - Chief Executive Officer since October 2007 Over 10 years experience leading internet businesses Senior Vice President and General Manager of Blockbuster Online Vice President of Strategic Planning for Blockbuster Inc. B.A. degree in Business Administration from the University of New Mexico and a M.B.A. from Southern Methodist University Neil Watanabe - Chief Financial Officer since March 2015 Over 30 years of finance, accounting & retail experience in both private & public companies Chief Operating Officer of National Stores EVP & Chief Financial Officer – Anna Linens EVP & Chief Financial Officer – Pet Smart EVP & Chief Financial Officer – Elizabeth Arden Red Door Spas B.A. degree in Social Sciences from the University of California, Los Angeles and CPA certification in Illinois Aaron E. Coleman - Chief Operating Officer since September 2010 Former Executive Vice President of Operations and CIO from April 2008 - September 2010 Over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc. Multiple positions with internet and technology companies including American Airlines, Travelweb (Priceline), Baan B.A. degree in Business Administration from Gonzaga University Charles Fischer - Senior Vice President of Global Procurement since May 2008 Over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry Leadership Team

22 Our business model has significant cost leverage as revenues grow Excludes stock based compensation, depreciation and amortization For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3% Financial Sensitivity

Sales & Adjusted EBITDA1 23 Consolidated Sales2 ($ In Millions) Consolidated Adjusted EBITDA3 ($ In Millions) Excludes AMD starting in Q4-14 which is funded through capital raised JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011. Amounts not separately disclosed after 2011. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M , $1.3M , $2.4M and $1.1M in 2008, 2009, 2010, 2011, 2012, 2013, 2014 and Q2-15 YTD, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M, $6.8M, and $2.0 in 2008, 2009, 2010, 2011, 2012, 2013, and 2014 respectively. Adj. EBITDA Margin 3% 5% 8% 7% 3% 2% 3% 3%

24 Total revenue $152.7M Q2-15 YTD Comp sales up 7.7% for Q2-15 YTD Sales up 5.4% for Q2-15 YTD Adjusted EBITDA excluding AutoMD was $4.6M Q2-15 YTD1 Inventory at $45.2M as of Q2-15 vs. $35.2 the prior year Debt declining in Q2 over Q1 $1.5M Financial Highlights Q2-15 YTD 1Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation $1.1M for Q2-15 YTD